                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) July 27, 2005


                       ANHEUSER-BUSCH COMPANIES, INC.
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             (Exact name of registrant as specified in charter)

               Delaware                     1-7823               43-1162835
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    (State or other jurisdiction       (Commission            (IRS Employer
         of incorporation)             File Number)        Identification No.)

         One Busch Place,          St. Louis, Missouri            63118
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      (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code: 314-577-2000
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                                    NONE
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             (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

         On July 27, 2005, Registrant issued a press release announcing its financial results for the second quarter of 2005. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein.

         On July 27, 2005, Registrant issued a press release announcing an increase in Registrant's regular quarterly dividend on its common stock. A copy of the press release is furnished as Exhibit 99.2 to this report and is incorporated herein.

Item 9.01         Financial Statements and Exhibits.

         Exhibit 99.1 - Press Release issued by Registrant dated July 27, 2005, reporting Registrant's financial results for the second quarter of 2005.

         Exhibit 99.2 - Press Release issued by Registrant dated July 27, 2005, reporting an increase in Registrant's regular quarterly dividend.

                                 SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ANHEUSER-BUSCH COMPANIES, INC.
                                  (Registrant)



                                  BY: /s/ John F. Kelly
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                                     John F. Kelly
                                     Vice President and Controller

July 27, 2005
   (Date)

                                EXHIBIT INDEX
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Exhibit No.       Description
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   99.1 Press release issued by Registrant dated July 27, 2005, reporting Registrant's financial results for the second quarter of 2005.

   99.2 Press release issued by Registrant dated July 27, 2005, reporting an increase in Registrant's regular quarterly dividend.